SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report: July 2, 2003

(Date of earliest event reported)

1-10711

(Commission File No.)

Worldwide Restaurant Concepts, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	95-4307254
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

15301 Ventura Blvd., Building B, Suite 300, Sherman Oaks, CA. 91403

(Address of principal executive offices, including zip code)

(818) 662-9800

(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS

On July 2, 2003 the Company issued a press release announcing that its Sizzler® division has signed a three-year, five unit area development agreement that covers the Las Vegas market.

On August 8, 2003 the Company issued a press release announcing the conference call to discuss first quarter fiscal year 2004 financial results.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press Release dated July 2, 2003

99.2	Press Release dated August 8, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Date: August 21, 2003	Worldwide Restaurant Concepts, Inc.

	By:	/s/ A. Keith Wall
	Name: Title:	A. Keith Wall Vice President and CFO